 Ocuphire Corporate Presentation  August 12, 2021  Mina Sooch CEO  Exhibit 99.2

 Disclosures and Forward Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Ocuphire Pharma, Inc.’s (“Ocuphire” or the “Company”) product candidates and future milestones, including the potential for Nyxol to be a “best in class” presbyopia drop.  These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) timing or ability for the company to achieve its targeted milestones; (ii) the success and timing of regulatory submissions and pre-clinical and clinical trials; (iii) regulatory requirements or developments; (iv) changes to clinical trial designs and regulatory pathways; (v) changes in capital resource requirements; (vi) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vii) legislative, regulatory, political and economic developments, and (viii) the effects of COVID-19 on clinical programs and business operations. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation.  Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation  may not be reproduced or provided to any other person (other than your advisor) without our prior written consent.  By accepting delivery of this presentation, you agree to the foregoing and agree to return this presentation and any documents related thereto and any copies thereof to us or to destroy the same if you do not make an investment in any securities. The information contain within this presentation shall not, except as hereinafter provided, without the prior written consent of the Company, be disclosed by you or your representatives in any manner whatsoever, in whole or in part, and shall not be used by you or your representatives other than for the purpose of evaluating the transaction described herein.  By accepting delivery of this presentation you further acknowledge and agree aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, nonpublic information from the issuer of the securities or any affiliate thereof and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance on such information for so long as the information remains material and non-public. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.   November 6, 2020

Ocuphire Opportunity

A Late-Stage Clinical Ophthalmic Biotech (Nasdaq Symbol: OCUP)

Nyxol®

APX3330

Late Clinical Stage Company Targeting Large, Unmet Ophthalmic Markets

- Nyxol eye drops target multiple chronic and acute front of the eye indications addressing large markets: Dim Light / Night Vision Disturbances (NVD), Reversal of Mydriasis (RM), & Presbyopia (P)
- APX3330 tablets target chronic back of the eye indications: Diabetic Retinopathy (DR) and Diabetic Macular Edema (DME), a leading cause of blindness in diabetic patients

Significant Clinical Data and Regulatory Precedents

- Nyxol and APX3330 achieved promising clinical data over multiple Phase 1, 2, and 3 trials
  - ✓ Nyxol with > 330 patients treated across 9 trials
  - ✓ APX3330 with > 340 patients treated across 11 trials
- FDA End of Phase 2 meeting guidance for Nyxol (all indications) in May 2020

Significant IP Portfolio and Small Molecule CMC Advantages

- US and global issued patents thru 2034 for both assets; new 2039 Nyxol patent issued for presbyopia
- Stable, small-molecule drugs
  - ✓ Nyxol = single-use, preservative-free eye drop
  - ✓ APX3330 = oral pill

Multiple Near-Term Data Catalysts with Capital Efficient Plan

- **Initiated 4 late-stage trials (2 Phase 3, 2 Phase 2) with readouts expected in 2021-2022**
  - ✓ **Reported positive P3 data in RM in 1Q21 with Nyxol NDA submission targeted late 2022**
  - ✓ **Reported positive P2 data in Presbyopia in 2Q21 with plans to advance to P3 in 2022**
- Recent $15M offering combined with cash on hand sufficient to run operations into late 2022
- Analyst coverage by Cantor, Canaccord, Jones Trading, Alliance Global, and Encode Ideas

3

Ocuphire PHARMA

 Ocuphire Management Team    Decades of Biotech and Drug Development Experience        Amy Rabourn, CPAVP Finance  Daniela Oniciu, PhDHead CMC and Global Clinical Supply  Ronil Patel, MSSenior Director BD and Market Strategy    Mitch Brigell, PhDHead Clinical Development and Strategy    Chris ErnstQuality Assurance Lead    Drey ColemanHead Clinical Operations    Charlie Hoffmann, MBAVP Corporate Development and Operations    Mina Sooch, MBAPresident & CEO and Founder

 Large Unmet Opportunities for the Aging Eye  Source: GlobalData Market Research Report, 2020; Company Estimates for Market Size  Developing Drugs to Treat Front & Back of the Eye Diseases       Back  Front  PresbyopiaU.S. Prevalence: ~120M  Night Vision DisturbancesU.S. Prevalence: ~16M adults  Reversal of Mydriasis~100M pupil dilations per year in U.S.  Nyxol®  APX3330  $10+ to $20+B US Markets  $4 to $10B US Markets  Diabetic Macular EdemaU.S. Prevalence: ~750K  Diabetic RetinopathyU.S. Prevalence:~ 7M  $325M- $1B  US Market Opportunity  $9B - $18B  $2B - $4B  $3B - $7B  US Market Opportunity  $1B - $3B

Ocuphire Pipeline & Upcoming Milestones

Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated over the Next Year

	Product Candidate	Indication	Development Stage: Pre-clinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones
Ocuphire-Focused Development	0.75% Nyxol® Eye Drop	Reversal of Mydriasis (RM)				Positive Data Readout	Initiated Phase 3 MIRA-2 trial 4Q20; Topline data reported in 1Q21 (n=185)
							Initiate Phase 3 MIRA-3 trial 2H21; Data expected in early 2022 (n=330)
							Initiate Pediatric trial 2H21; Data expected in early 2022 (n=20)
	0.75% Nyxol® + Low-Dose 0.4% Pilocarpine Eye Drops	Presbyopia (P)			Positive Data Readout		Initiated Phase 2 VEGA-1 trial 1Q21; Topline data reported in 2Q21 (n=150) Initiate Phase 3 program in 1H22
	0.75% Nyxol® Eye Drop	Dim Light or Night Vision Disturbances (NVD)				Recruiting	Initiated Phase 3 LYNX-1 trial 4Q20; Data expected in early 2022 (n=160)
	APX3330 Oral Pill	Diabetic Retinopathy (DR)/ Macular Edema (DME)			Recruiting		Initiated Phase 2 ZETA-1 trial Apr21; Data expected in 2022 (n=100)
Partnering-Focused Development	APX2009 Intravitreal	DME, Wet Age-Related Macular Degeneration (wAMD)	✓				Next steps: IND enabling studies (with partner funding)

Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)

6

 11Phase 1 & Phase 2 Trials  >340Subjects Dosed  Exposure in Humans 365 Days   Patents to2034+    Extensive Development on Both Drug Candidates     Well-Controlled Phase 1, 2, and 3 Clinical Programs with MIRA-2 Data Leading the NDA Path  NCE Development Pathway  Studied in inflammation/hepatitis & cancer patients   9Phase 1, Phase 2, and Phase 3 Trials  > 330Subjects Dosed  Exposure in Humans28Days   Patents to2034+    505(b)(2) Development Pathway  Studied in multiple ocular refractive indications  Nyxol  APX3330

   Nyxol®  Phentolamine Mesylate    Presbyopia  RM  Night Vision Disturbances  Reversal of Mydriasis  NVD  P

Nyxol History & MOA

Rationale for Differentiated Product Profile & 505(b)(2) Path

- Nyxol's active ingredient, phentolamine mesylate (PM), is currently approved for 2 indications
  - Pheochromocytoma (60+ years ago, Regitine®) – intravenous injection
  - Reversal of oral anesthesia (10+ years ago, OraVerse®) – intramuscular injection
- PM has been reformulated as a topical eye drop (Nyxol)
- Nyxol is a first-in-class non-selective α1 and α2 blocker product candidate
  - MOA of relaxing the iris dilator muscle (α1)
  - Redness is an on-target α1 effect on sclera vessels (transient, mild)

Phentolamine Mesylate

Reduces Pupil Size

α1: Iris Dilator Blockade



Dilates Blood Vessels (Vasodilation)

α1: Smooth Muscle Blockade



Ocuphire PHARMA

9

Nyxol Product Candidate Profile

Novel Alpha 1/2 Blocker Eye Drop for Refractive Indications (505(b)(2) Pathway)



Nyxol: 0.75% Phentolamine Ophthalmic Solution
Preservative Free, EDTA Free, and Stable

Efficacy Data

Improving Vision

- ↓ Pupil Size (moderate miotic)
- ↑ Contrast Sensitivity (night)
- ↑ Near Visual Acuity (light/dark)
- ↑ Distance Visual Acuity

Safety Data

No Systemic Effects

- No Changes in Blood Pressure
- No Changes in Heart Rate

Tolerated Topical Effects

- Mild / Transient / Reversible Eye Redness

IOP Unchanged or Decreased

- ↓ Intraocular Pressure (IOP) at Normal Baseline

Chronic daily dosing of Nyxol at bedtime demonstrated
no significant daytime redness** and **durability of effects for more than 24 hours

10

   Nyxol®  Phentolamine Mesylate  NVD    P  Presbyopia  RM  Night Vision Disturbances  Reversal of Mydriasis  0.4%            +

Reversal of Mydriasis (RM) – Acute Treatment

RM

Annual Exams and Specialty Visits Involve Dilation to Monitor Eye Health

The Problem

- At many annual eye exams and specialty visits, pupils are pharmacologically dilated, impairing vision for 6-24 hours
- Dilated eyes:
  - heightened sensitivity to light
  - inability to focus
  - reading, working, and driving are difficult
  - halos and glare

> *"I have to stay indoors. They say it only lasts a few hours, but it lasts all day, and it is very annoying."*
>
> *RM Patient, Aged 51*

No Current Commercially Available Treatments



~100M eye exams / year in US

12

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

RM

Reversal of Mydriasis (RM) – Acute Treatment

Single Use Indication Leveraging a Precedent Approval Pathway

Nyxol's Potential Differentiated Solution

- **Regulatory Precedent** with Rev-Eyes (an alpha 1 blocker), approved by the FDA in 1990 but shortly thereafter discontinued (not for safety or efficacy reasons)
- **Clinical Effect** to potentially reduce pupil size and counteract the effect of mydriatic drugs (alpha agonists and cholinergic blockers) used to dilate the pupil
- **Convenient and Stable** eye drop given at the office that may allow vision to return to normal sooner
- **Tolerable** with a minimal side effect profile (unlike cholinergic agonists such as pilocarpine)


Before
After

Seeking Treatment Findings	
Patients likely to request reversal of dilation[1]	80%
Eye care providers likely to use reversal drops[2]	70%

Source: 1.GlobalData Market Research Report, 2020 – percentage includes those who answered moderately to highly likely (4-7 on a scale of 1-7)
2.GlobalData Market Research Report, 2020 – percentage includes those who answered moderately to highly likely (6-10 on a scale of 0-10)

13

Ocuphire PHARMA

RM MIRA-2 Phase 3 Registration Design

RM

Completed Randomized, Double-Masked, Placebo-Controlled, Parallel, One-Day Trial

MIRA-2

12 US sites

168 target healthy subjects

Eligibility Screening

1:1

Randomization

0.75% Nyxol

Mydriatic Agent A, B, or C → Nyxol drop(s) (2 drops study eye, 1 drop fellow eye)

Placebo

Mydriatic Agent A, B, or C → Placebo drop(s) (2 drops study eye, 1 drop fellow eye)

Mydriasis Time -1 Hour

Treatment Time 0 (Max Dilation)

Started and Completed Enrollment in 4Q20 – 185 Subjects

Topline Results Expected in 1Q21 → Reported in March 2021

Endpoints

Primary: % of subjects (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min

Secondary:

- % of subjects returning to baseline at 30min, 1h, 2h, 3h, 4h, 6h, 24h (overall, by mydriatic agent, by iris color)
- Mean change in pupil diameter from mydriatic max at all timepoints (overall, by mydriatic agent, by iris color)
- Accommodation (Tropicamide/Paremyd)
- Safety and tolerability (redness)

Mydriatic Agents 3:1:1 – 2.5% phenylephrine (alpha 1 agonist), 1% tropicamide (cholinergic blocker), Paremyd® (combination)

14

Ocuphire PHARMA

Primary Endpoint: % of Subjects Study Eye Returning to Baseline PD at 90 Min

Nyxol Met the Primary & Secondary Endpoints at 90 Min; Additionally at 60 Min & All Subsequent Timepoints

MIRA-2 Phase 3 Trial

Nyxol Reduced More Subjects to Baseline Pupil Diameter (PD)



% of Subjects Returning to ≤ 0.2 mm of Baseline
Placebo n=91
Nyxol n=94
Percent of Subjects (Study Eye) (%)
100%
80%
60%
40%
20%
0%
3%
1%
2%
28%
7%
49%
11%
59%
18%
80%
30%
82%
45%
90%
p<0.0001
0.5
1
1.5
2
3
4
6
Time Post-Treatment with Nyxol/Placebo (Hours)

Nyxol Reduced PD Faster Across All Mydriatic Agents*



Mean Pupil Diameter
Nyxol n=94
Placebo n=91
Mean Pupil Diameter (Study Eye) (mm)
9
8
7
6
5
4
3
p<0.0001
Max pupil dilation, Treatment
Mydriatic
-1
0
0.5
1
1.5
2
3
4
6
Time Post-Treatment with Nyxol/Placebo (Hours)

*Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd)

Ocuphire PHARMA

15

Source: MIRA-2 Trial, mITT Population (same as Safety Population), *Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd)

Secondary Endpoint: Mean Pupil Diameter Over Time by Mydriatic Agent

Nyxol Reduced Pupil Diameter With All Mydriatic Agents; More Rapidly with Phenylephrine as Expected

MIRA-2 Phase 3 Trial

Nyxol More Rapidly Reduced PD in Subjects Across All 3 Mydriatic Agents



Mean Pupil Diameter
Phenylephrine
Nyxol n=56
Placebo n=55
Pupil Diameter of Study Eye (mm)
Max pupil dilation, Treatment
Mydriatic
p<0.0001
Time Post-Treatment with Nyxol/Placebo (Hours)
Tropicamide and Paremyd
Nyxol (n=38)
Placebo (n=36)

Source: mITT Population, MIRA-2 Trial, Standard Error bars are shown.

16

   Secondary Endpoint: % of Subjects Returning to Baseline PD by Iris Color   Source: MIRA-2 Trial mITT Population,, Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd)  Evidence of Efficacy in Subjects with Either Light or Dark Irides, with a More Vigorous Response in Light Irides  MIRA-2 Phase 3 Trial  p<0.0001  p<0.0001  p<0.01  p<0.0001  p<0.0001  p<0.0001  p<0.0001  p<0.001  p<0.001  p<0.001  p<0.01  p<0.0001  Percent of Subjects Returning to ≤ 0.2 mm of Baseline by Iris Color   More Subjects Returned to PD Baseline with Nyxol in Both Light and Dark Irides   RM

Secondary Endpoint: Accommodation And Time Savings

Nyxol Demonstrates a Faster Return to Baseline Accommodation and Shorter Dilation Time by 4-5 Hours

MIRA-2 Phase 3 Trial



Percent of Subjects with Unchanged Accommodation from Baseline (Tropicamide or Paremyd)
Study Eye, PP population
Percent of Subjects (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Placebo (n=32)
Nyxol (n=35)
* p<0.05
16%
11%
38%
*
60%
66%
77%
0
2
6
Time Post-Treatment with Nyxol/Placebo (Hours)

Note: Worsening of accommodation was defined as an amplitude decrease of greater than 1 diopter



Average Time to Return to ≤ 0.2 mm of Baseline PD
Overall
Study Eye n=185
5.8
2.3
Δt= 3.5 hrs
Non-Study Eye n=185
6.1
2.9
Δt= 3.2 hrs
Mydriatic Agent
Phenylephrine n=97
4.8
1.4
Δt= 3.4 hrs
Tropicamide n=34
7.5
3.4
Δt= 4.1 hrs
Paremyd n=34
7.2
3.6
Δt= 3.6 hrs
Irides Color
Dark Irides n=81
5.1
2.8
Δt= 2.3 hrs
Light Irides n=84
6.3
1.8
Δt= 4.5 hrs
0
1
2
3
4
5
6
7
8
Placebo
Nyxol
Hours

18

Source: MIRA-2 CSR table #14.2.3.2.1. PP population is the per protocol population.

RM

Summary of Positive MIRA-2 Phase 3 Results for Nyxol Eye Drops

Sustained Efficacy with a Favorable Safety Profile in Reversing Mydriasis with Nyxol

- **Met primary endpoint at 90 minutes with high statistical significance with 2 drops of Nyxol**
- **Met all key secondary endpoints with high statistical significance**
  - Efficacy for all 3 mydriatic agents – phenylephrine, tropicamide, and Paremyd®
  - Efficacy in both light and dark iris colors
  - Efficacy with only one Nyxol drop in non-study eye
- **Favorable safety profile**
  - No serious AEs, no drop-outs from AEs, no systemic AEs were observed in ≥ 5% of subjects
  - Mild, transient conjunctival hyperemia reported in the first hour and declined steadily thereafter. Baseline mean of 0.7, the mean hyperemia score increased by approximately 1.0 unit on CCLRU scale



None (0) | Mild (+1) | Moderate (+2) | Severe (+3)

Path to Registration

1. Complete a second RM Phase 3 trial with increased subjects ~330 to also meet 24-hour safety population exposure
2. Complete RM trial with 20 subjects ages 3 to 11 per pediatric plan
3. Complete registration batches with 1-year CMC stability and make commercial batches

Submit NDA by Late 2022

<u>Proposed Indication</u>

The treatment of pharmacologically induced mydriasis produced by adrenergic (e.g. phenylephrine) or parasympatholytic (e.g. tropicamide) agents, or a combination thereof.

Ocuphire PHARMA

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mITT Population, MIRA-2 Trial

Reversal of Mydriasis (RM) Market Opportunity

RM

With No Commercially Available Treatment, Nyxol May Provide Significant Revenue Potential

100M+
General and specialty eye exams per year[1]

> 65% Patients
Report moderate to severe negative impact of dilated exams[1]

$5 - $20
Price range surveyed for cash pay per patient with room for physician markup[1]

$325M - $1B+
Estimated US RM Market Opportunity

> $6B Eye Exam Market
Exams, the third-largest category, grew faster than both prescription lenses and frames

OptoMap: Retinal screening for those wanting to avoid dilations but not a replacement for full dilated eye exam ➔ $40-65 paid by patients

Physician's Use of Mydriatic Agents[1]



Paremyd 9%
Cyclopentolate 5%
Phenylephrine Alone 16%
Tropicamide Alone 52%
Tropicamide and Phenylephrine 18%

Use of phenylephrine, tropicamide, Paremyd®, or combinations of such comprise nearly 95% of dilating eye drops used by eyecare professionals.[1]

1. GlobalData market research report
2. Vision Care Market Grows 2.4 Percent in 12-Months Ending September 2019. Vision Monday, January 20, 2020.

Ocuphire PHARMA

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   Nyxol®  Phentolamine Mesylate  NVD    P  Presbyopia  RM  Night Vision Disturbances  Reversal of Mydriasis  0.4%            +

Presbyopia – Chronic Opportunity

Aging Population Drives Demand for Alternatives to Reading Glasses & Very Large Market

The Problem

- Lens loses ability to change shape when viewing objects up close as we age
- Dependence on reading glasses for intermittent and prolonged use
- Growing need for therapies that improve, rather than hinder, quality of life

> *"Effectively everyone over 40 will have the problems with reading."*
>
> *Physician KOL*

Seeking Treatment Findings	
Patients requesting alternative to reading glasses	40%
Patients would consider an eye drop alternative	69%

No Currently Approved Drug Therapies




120 M
Patients

~$9-$18B Market Opportunity

Market Assumptions:

Total patients - 120 million patients
Price per month - $50
Patients considering eyedrops - ~50%
Refills (Months) - 3 to 6

22
Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

P

Presbyopia – Chronic Opportunity

Pupil Modulation Eye Drops May Replace Reading Glasses

Nyxol's Potential Differentiated Solution

- **"Pin-hole"** effect of Nyxol and low dose pilocarpine may improve near vision by enhancing depth of field as validated by other devices/therapies
- **More durable** combination of two miotics affecting different muscles (iris dilator and sphincter) involved in pupil size modulation
- **Tolerable** use with minimal side effects expected with chronic evening use of Nyxol and daytime use of fractional concentration of pilocarpine

"This would just become part of my daily routine for my eyes to be able to see things up close. How convenient is that?"

Presbyopic Patient, age 49


Near
Far
FOCUS
Large Pupil
In focus
FOCUS
Pin-hole Pupil
In focus

23
Retinaeyedoctor.com, GlobalData Market Research Report, 2020

Ocuphire PHARMA

Product Profile: Nyxol® + Low-Dose Pilocarpine (LDP) Combo

Moderate Action on Iris Dilator and Iris Sphincter Muscles for Near Vision Improvement

0.75%Nyxol


Iris Dilator
Muscle
Inhibition
Iris Sphincter
Muscle
Activation
0.4%

0.4% LDP

- Phentolamine (alpha1/2 antagonist) approved non-ocular injectable indications decade(s) ago 505(b)(2)
- Novel MOA on iris dilator with 24+ hour durability
- Moderate 1+mm pupil reduction
- No daytime redness w/ chronic evening dosing Nyxol
- Well-tolerated with no systemic effects
- Stable, preservative-free, single use vial


0.4%
Nyxol + LDP

1.5 to 2.5 mm PD reduction moves toward the 'pin-hole' (2.0 to 2.5 mm, up to 3 mm)

- Pilocarpine (cholinergic agonist) approved decades ago
- Known MOA on sphincter muscle with potent miotic effects at approved doses (1%, 2%, 4%)
- Chronic daily dosing of LDP, a more moderate miotic
- Low concentration avoids known tolerability issues:
  - ➢ headache and browache
  - ➢ redness
  - ➢ accommodative spasm causing loss of distance vision especially at night

24

Source: Nyxol® data from 8 completed trials; Pilocarpine Product label and Literature

Ocuphire PHARMA

Presbyopia VEGA-1 Phase 2 Design

Randomized, Double-Masked, Placebo-Controlled, Multi-Center One-Week Trial


VEGA-1
17 US sites
150 presbyopic patients
0.75% Nyxol
4 arms
Placebo
Randomization
Screening
Visit 1
Evening Dosing (3-4 doses)
Visit 2 (3 – 6 Days Later)
Treatment Arms
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone

Eligibility Criteria

- Males or females ≥ 40 and ≤ 64 years of age
- BCDVA of 0.0 LogMAR(20/20 Snellen equivalent) or better in each eye under photopic conditions
- DCNVA of 0.4 LogMAR (20/50 Snellen equivalent) or worse in photopic conditions in each eye & binocularly

Phase 2 Enrollment Completed Feb to May 2021 – 150 Subjects
Reported Topline Results End of 2Q21

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours in photopic and mesopic lighting comparing Nyxol + LDP vs placebo, Nyxol alone, and LDP alone
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

25

Clinical trial NCT#04675151. DCNVA = distance-corrected near visual acuity . BCDVA = best corrected distance visual acuity

Ocuphire PHARMA

   Primary Endpoint: % of Subjects ≥ 15 Letter Gain in Photopic DCNVA at 1 Hour  Primary Endpoint Was Significantly Met for Nyxol + LDP Gaining ≥ 15 Letters Near Vision  VEGA-1 Phase 2 Trial  p=0.006  30% Placebo Adjusted Responders    Source: VEGA-1 TLR Table 14.2.1.2 % of Subjects With Improvement From Baseline in Photopic DCNVA by Time Point (PP Population). 15 letters is 3 lines and 10 letters is 2 lines.  Note: PP population differs from mITT by only one subject; results were essentially identical.  P

Secondary Endpoint: % of Subjects ≥ 15 Letter DCNVA Gain At All Timepoints

Nyxol + LDP Had Strong Response with ≥ 15 Letter Near Gain from 30 Minutes to 6 Hours

VEGA-1 Phase 2 Trial



Percent of Subjects with ≥ 15 Letters DCNVA Improvement from Baseline Binocular
Percent of Subjects (%)
70%
60%
50%
40%
30%
20%
10%
0%
Nyxol alone effect (~12 hr before Time 0)
p=0.09
p=<0.0001
p=0.003
p=<0.0001
p=0.02
p=0.02
p=0.06
16%
33%
14%
61%
28%
61%
16%
63%
21%
47%
21%
47%
19%
37%
0
0.5
1
2
3
4
6
Time (Hours)
Placebo (n=43)
Nyxol+LDP (n=43)
Durable benefit over 6 hours
Rapid onset of efficacy
Similar Efficacy was Observed In:
✓ Study Eye and Fellow Eye
✓ Light and Dark Irides

Source: VEGA-1 TLR Table 14.2.1.2 Percent of Subjects with Improvement From Baseline in Photopic DCNVA by Time Point (PP Population). 15 letters is 3 lines.

27

2nd Endpoint: % of Subjects ≥ 15 Letter Gain In Near & ≤ 5 Letter Loss In Distance

Phase 3 Approval Endpoint Confirmed Greater Efficacy of Combo over Components at Multiple Timepoints

VEGA-1 Phase 2 Trial

Statistics Compared to Nyxol+LDP arm
Powered for comparison to placebo whereas comparison to component arms were designed to inform the Phase 3 sample size



Percent of Subjects with 15 Letter Improvement in DCNVA and ≤ 5 Letter Loss in BCDVA Binocular
Percent of Subjects (%)
70%
60%
50%
40%
30%
20%
10%
0%
p=<0.0001
14%
61%
p=0.03
33%
p=0.008
26%
p=0.004
28%
61%
p=0.01
30%
p=0.2
42%
p=<0.0001
14%
63%
p=0.0009
20%
p=0.06
39%
0.5
1
2
Time (Hours)
Placebo (n=43)
Nyxol+LDP (n=43)
Nyxol (n=30)
LDP (n=31)

Even with a small sample size, combination arm provided statistically meaningful results at 30 min and 2 hours vs. LDP and Nyxol alone arms

Source: VEGA-1 TLR Table 14.2.2.2 Percent of Subjects with >= 15 Letters of Improvement in Photopic DCNVA and < 5 Letters of Loss in Photopic Binocular BCDVA by Time Point (PP Population)

28

 Secondary Endpoint: Mean Pupil Diameter Over Time  Source: VEGA-1 TLR Table 14.2.12.1 Observed Values and Change from Baseline in Photopic Pupil Diameter by Time Point (PP Population)   Achieved Pupil Size ~2mm in Nyxol+LDP Consistent with 3-line Improvement in Near Vision  Nyxol+LDP arm statistically significant compared to all arms   **p<0.01***p<0.0001    VEGA-1 Phase 2 Trial  P

Secondary Endpoint: Safety Findings

Nyxol+LDP Combination Was Well Tolerated with a Favorable Safety Profile

	Placebo Alone n=45	Nyxol Alone n=30	LDP Alone n=31	Nyxol+LDP n=44
Total Treatment Emergent Adverse Events (n)	4	18	13	**50**
TEAEs by Severity (n [%])				
Mild	1 (2.2%)	6 (20%)	6 (19.4%)	**13 (29.5%)**
Moderate	1 (2.2%)	0 (0%)	0 (0%)	**1 (2.3%)**
Severe	0 (0%)	0 (0%)	0 (0%)	**1 (2.3%)**
AEs Occurring in ≥ 5% of subjects (n [%])				
Instillation Site Pain (Mild)	1 (2.2%)	3 (10%)	0 (0%)	**4 (9.1%)**
Instillation Site Erythema (Mild)	0 (0%)	3 (10%)	2 (6.5%)	**5 (11.4%)**
Conjunctival Hyperemia (Mild)	0 (0%)	2 (6.7%)	0 (0%)	**2 (4.5%)**
Eye Disorders (Mild)	1 (2.2%)	2 (6.7%)	4 (12.9%)	**5 (11.4%)**

Conjunctival Hyperemia CCLRU Scale for Reference


None (0)
Mild (+1)
Moderate (+2)
Severe (+3)

Nyxol + LDP and LDP alone
Only transient 0.5 point mean increase

- No deaths, no serious AEs
- Almost all AEs were mild
- **0% headaches or brow aches reported for Nyxol+LDP arm**
- **≤ 5% mild, transient conjunctival hyperemia AEs in Nyxol+LDP arm**
- **Distance vision: 100% Nyxol + LDP arm had ≤ 5 letter distance loss in photopic lighting (95% in mesopic)**
- No change in IOP

Source: VEGA-1 TLR Table 14.3.1.1 Overall Summary of Treatment Emergent Adverse Events (TEAE) (Safety Population)
Table 14.3.1.3 Treatment-Emergent Adverse Events (TEAE) by System Organ Class, Preferred Term, and Severity (Safety Population)

30

Ocuphire PHARMA

Potential 'Best in Class' Presbyopia Drop

Nyxol+LDP Combination Outperforms Market Leader in Efficacy, Safety, Durability and Onset

Product Attributes*	Nyxol+LDP compared to market leader
Efficacy (all time-points)	✓+
Safety: Maintain Distance Vision (especially at night)	✓+
Safety: Tolerability (no headaches)	✓+
Durability (at least 6 hours)	✓+
Fast Onset (within 30 mins)	✓+
Convenience (daily drops)	✓
Tunable Pupil Modulation	✓+

Gemini I Phase 3: AGN-190584 Provides Rapid Improvement of Distance Corrected Near Vision That Is Maintained in Participants with Presbyopia- ASCRS 2021 Presentation

Gemini I Phase 3: Safety and Efficacy of AGN-190584 in Participants with Presbyopia- ASCRS Abstract# 74336

Phase 2 Clinical Trial To Evaluate The Efficacy of Phentolamine Ophthalmic Solution And Low-Dose Pilocarpine For The Treatment of Presbyopia- ASCRS Abstract# 76645

ASCRS (July 2021) Abstract# 76645 (Phase 2) and 74336 (Phase 3)

✓+ - Indicates better compared to market leader

✓ - Indicates comparable to market leader

31

Ocuphire PHARMA

Presbyopia Eye Drops Competitive Landscape

Validation of Pupil Modulating Drops Achieving Pin-Hole Effect & Efficacy, Many with Pilocarpine



Pupil modulation MOA
Soften lens MOA
Combination drugs
*act on sphincter and ciliary muscles in dose-dependent manner
Other Cholinergic Agonists*
Visus (Brimochol®; brimonidine + carbachol)
Lenz (PRX-100; aceclidine)
Novartis (EV-06)
Orasis (CSF-1; Low dose pilo)
Allergan (AGN-190584; 1.25% pilo)
Eyenovia (MicroLine; 1 or 2% pilo)
Ocuphire (0.75% Nyxol + 0.4% pilo)
Cholinergic Agonist* (pilocarpine)
Alpha Antagonist & pilocarpine*
NDA
Phase 3
Phase 2
Phase 1

Presbyopia Next Steps:
Advance into Phase 3 Registration Trials in 2022; Towards a Potential NDA in 2023

Ocuphire is differentiated by using both the dilator and sphincter muscles moderately to reach a pin-hole pupil size

32

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

Ocuphire PHARMA

   Nyxol®  Phentolamine Mesylate  NVD    P  Presbyopia  RM  Night Vision Disturbances  Reversal of Mydriasis  0.4%            +

Night Vision Disturbances (NVD) – Chronic Opportunity

NVD

Imperfections in the Eye Affect Night Vision in Millions

The Problem

- Peripheral imperfections scatter light when pupils enlarge in dim light, causing halos, starbursts, and glare that impair vision
- The imperfections may be caused by LASIK surgery, IOL implants, certain types of cataracts (cortical), and natural reasons (especially with age)
- Symptoms cannot be properly corrected by any type of lens (reading glasses, contact lenses) or surgical procedures

> "*I'm no longer comfortable driving at night, especially with my son in the car. I have a hard time playing beach volleyball in the evenings due to the bright lights at the courts.*"
>
> *Post-LASIK, aged 42*

No Currently Approved Therapies



Moderate-to-Severe NVDs	US Patients
Night Myopia	10.8M
Cortical Cataracts	4.1M
Post-LASIK	500k
Post-IOL Implant	300k
Total	**~16M**

34

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

Night Vision Disturbances (NVD) – Chronic Opportunity

NVD

Peripheral Optical Imperfections Allowing Pupil Modulation as a Solution

Nyxol's Potential Differentiated Solution

- **Moderate Decrease in Pupil Size** for scattered light gets blocked by the iris
- **Clinical Effect** to potentially improve low contrast night vision as seen in trials
- **Tolerable** with a minimal side effect profile
- **Convenient and Durable** with chronic once-daily evening dose

"Once there is a drug and a category, that's when they start looking for the disease."

Physician KOL



Before

After

Seeking Treatment Findings	
Patients willing to try a new eye drop treatment	67%
Patients avoiding driving at night	25%

Ocuphire PHARMA

35

NVD

NVD LYNX-1 Phase 3 Registration Design

Ongoing Randomized, Double-Masked, Placebo-Controlled Two-Week Trial

LYNX-1

15 US sites

~160 patients with NVD

1:1

0.75% Nyxol

daily evening dose
(14 days)

Placebo

daily evening dose
(14 days)

Eligibility Screening

Randomization

Phase 3 Initiated in Late 4Q20

Top Line Expected Early 2022

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (Day 8)

Secondary (Days 8 & 15):

- Pupil diameter
- Visual acuity measures (distance and near)
- Safety and tolerability (redness)

36

Ocuphire PHARMA

Nyxol Demonstrated Clinical Effect in NVD

NVD

Key Endpoints Observed in Multiple Phase 2 Trials

NYX-SNV Phase 2 Trial

Improved Low Contrast Distance Visual Acuity*

% of Eyes with Mesopic Low Contrast Visual Acuity Improvement



Percent of Subject Eyes
80%
60%
40%
20%
0%
Placebo n=16
Nyxol n=32
p=0.029
69%
31%
p=0.04
34%
6%
p=0.16
19%
0%
≥ 1 line
≥ 2 lines
≥ 3 lines

Source NYX-SNV

ORION-1 Phase 2 Trial

Durable > 24-hour Pupil Modulation Effect

Pupil Diameter Change from Baseline in Mesopic Conditions (Study Eye)

Baseline Pupil Diameter: Placebo 4.6mm, Nyxol 4.7mm



Pupil Diameter Change from Baseline ANCOVA (mm and %)
0.2
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
Placebo (n = 20)
1% Nyxol (n = 19)
p = 0.0002
p = 0.0001
p = 0.0004
-0.07
-2%
-0.99
-20%
-0.05
-0.5%
-1.00
-21%
-0.11
-1%
-0.88
-19%
14-day Daily Evening Dosing, Last Dose on Day 14
Day 8
Day 15
Day 16

Source: NYXG-201

*NYX-SNV trial was small and not designed for a statistical 3-line improvement in low-contrast visual acuity; the ~20% effect was used for powering and sizing of Phase 3 trial

Ocuphire PHARMA

37

   APX3330  APX3330  DR  Diabetic Retinopathy  DME  Diabetic Macular Edema  wAMD  Wet Age-Related Macular Degeneration

Diabetic Retinopathy & Macular Edema

DR
DME

Non-Injectable Alternative Therapies are Needed for Earlier Stages of Disease

The Problem

- Diabetic retinopathy (DR) and diabetic macular edema (DME) are a leading cause of vision loss worldwide, especially in working age adults in developed countries
- Diabetes damages small blood vessels within the eye causing leakage, oxygen starvation, and abnormal vessel growth, which can obstruct vision
- DR patients are not commonly treated with approved injectable anti-VEGF drugs given earlier stage of retinal disease and many are asymptomatic
- DR progresses in steps and may result in vision loss if left untreated
- Current treatment for DME: 25% non-responders and 50% partial responders to anti-VEGF drugs

Injectable Anti-VEGF Approved Therapies Not Commonly Used for NPDR

Diabetic Eye


Hemorrhages
Aneurysm
Abnormal Blood Vessels
"Cotton Wool" Spots

Diabetic Eye Opportunity	
DR	~7.7M Patients
DME	~750K Patients

39

Sources: Global Market Insights Report 2019-2025, Market Watch 2019 Report, Gene.com Retinal Diseases Fact Sheet

Ocuphire PHARMA

APX3330 History and Ref-1 Inhibition Mechanism

Ref-1 Involved in Multiple Pathways that Contribute to Diabetic Retinopathy and DME

- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered and characterized by Dr. Mark R. Kelley at Indiana University School of Medicine
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Inflammation
Ref-1
APX3330
Ref-1
NF-κB
HIF-1α
TNF-α Chemokines
VEGF (Signaling Cascade)
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

40

Logsdon et al (2018), Li et al (2014).

Ocuphire PHARMA

APX3330 Down-Regulates VEGF Protein and Anti-Inflammatory Cytokines

DR

DME

In Vivo and In Vitro Evidence of APX Dual Pathway Mechanism of Action

APX3330 Reduces VEGF Protein in the Brain of Preclinical Models


T1DM-MCAo
+APX3330
VEGF
0.1mm
VEGF
*p<0.05
n=7/group
% Positive area (+SE)
2.6
1.3
0.0
T1DM-MCAo
+APX3330

- Treatment of APX3330 (10mg/kg, oral gavage) in rats with type 1 diabetes and induced stroke shows a **significant decrease of VEGF signaling**.
- Increased VEGF is a hallmark of uncontrolled neovascularization and inflammation in diabetic retinopathies; current approved treatments successfully decrease VEGF levels in the eye.

APX3330 Reduces Pro-inflammatory Cytokines in Murine Cell Lines Involved in Macular Degeneration


TNF-α
µg/mL
14000
12000
10000
8000
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+


IL-6
14000
12000
10000
8000
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+

- In vitro APX3330 suppresses pro-inflammatory cytokines in LPS stimulated murine macrophage cell lines **known to be involved in macular degeneration:**
  - TNF-α is a potent cytokine that enhances secretion of VEGF-A and VEGF-B by human choroidal fibroblast cells. J Cell Physiol. 2011
  - Genetic ablation of IL-6 led to significant suppression of AMD (murine CNV model). Am J Pathol. 2007

Tao Yan *et al.* APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018
Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315

41

Ocuphire PHARMA

DR

DME

APX3330 Generally Well Tolerated with Clinical Signals

Observations from Pre-Clinical Studies and 11 Clinical Trials of APX3330

L-CNV Mouse Retina Model

APX3330 Reduces Neovascularization Similar to Eylea in Preclinical Models

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at 25 mg/kg oral gavage


Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT
Lesion Volume
Lesion Volume (μm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX3330] (mg/kg)

Silva et al, 2021

Phase 1 Clinical Trials

Human Drug Exposure Multiple Times Higher than Mouse Efficacious Levels

Human Pharmacokinetics of APX3330 at 120 mg/day


Total quinone (μg/mL)
75
50
25
0
0
60
120
180
240
300
360
Time After Initial Dose (hours)
40 μg/ml
Human 120 mg/day
2 μg/ml
Mice 25 mg/kg

Source: Unpublished Data

300 mg BID (600 mg/day total) dosing strategy for APX3330 is predicted to reach retinal AUC concentrations of 15.4 μg/mL; Significant APX3330 reaches human retina, folds greater than mice who were given APX3330 25 mg/kg (actual 2hr conc. in retina 0.1 μg/mL)[1]

1. Silva et al. Oral APX3330 treatment reduces L-CNV lesions in preclinical mouse model and confirms Phase 2 DR/DME clinical dose with sufficient distribution to human retina using PBPK modeling. Presented at the ARVO 2021 Annual Meeting

42

Ocuphire PHARMA

DR

DME

APX3330 Product Candidate Profile

First-in-Class Ref-1 Inhibitor Phase 2 Ready for Retina Diabetic Indications



APX3330: 600mg Oral Dose

Expected Efficacy Data

Improving Eye Health in Diabetics

↓ Inflammation
↓ Hypoxia Signaling
↓ Abnormal Angiogenesis

Enhance Compliance & Exposure

Oral pill may reduce the burden of frequent anti-VEGF injections

Safety Data

Few Systemic Adverse Effects

- ~1% Mild Gastrointestinal (diarrhea)
- ~1% Mild Skin Rash (reversible)
- Lack of Significant Acute Neurologic, Cardiovascular, Liver, or Pulmonary toxicity

No Topical Effects

- No observed ocular AEs

Twice a day dosing of APX3330 being developed to provide steady state effectiveness with a tolerable chronic safety profile

43

Ocuphire PHARMA

DR

DME

DR/DME ZETA-1 Phase 2 Design

Ongoing, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar to Eylea P3 for Approval)

ZETA-1

15 US sites

~100 patients with moderate-to-severe NPDR and mild PDR

Eligibility Screening

1:1

Randomization

APX3330 600mg

Twice daily oral dose (24 weeks)

Placebo

Twice daily oral dose (24 weeks)

Phase 2 Start Initiated in April 2021

Top Line Expected in 2022

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)

44

Ocuphire PHARMA

Diabetic Retinopathy & Macular Edema

DR
DME

APX3330 to Treat Patients Before Vision Loss Occurs

APX3330's Potential Differentiated Solution

- **Potential First Oral Therapy** to be used as an earlier intervention for the diabetic eye before vision symptoms appear or as add-on therapy to current anti-VEGF treatment
- **Proven Novel Mechanism** that may decrease both inflammation and VEGF activity
- **Convenient** option for patients to potentially alleviate the burden of injections and increase compliance
- **Tolerable** as seen in 11 completed Phase 1 and Phase 2 clinical trials

DR



DME



45 EYLEA Product Pamphlet

Ocuphire PHARMA

 Boards and Milestones

Prestigious Ocular Medical Advisory Board

Fortunate for the Insights of Leading KOLs & Drug Candidate Co-Founders



eICON Medical

Eliot Lazar, MD
Georgetown University



LasikPlus



Gerald Horn, MD
University of Illinois
Co-Founder Ocularis/Nyxol
Past MAB Member



INDIANA UNIVERSITY
MELVIN AND BREN SIMON CANCER CENTER

Mark Kelley, PhD
Indiana University
Co-Founder Apexian/APX3330



PeposeVision INSTITUTE

Jay Pepose, MD, PhD
UCLA



KENTUCKY EYE INSTITUTE

Paul Karpecki, OD
Indiana University



CEI
Cincinnati Eye Institute

Ed Holland, MD
Loyola University Chicago



OCLI

Marguerite McDonald, MD
Columbia University



ENDOCYTE
NOVARTIS

Richard Messmann, MD
Wayne State University
CMO Apexian/APX3330



MINNESOTA EYE CONSULTANTS

Richard Lindstrom, MD
University of Minnesota



arcscan

Jack Holladay, MD
University of Texas



MINNESOTA EYE CONSULTANTS

Thomas Samuelson, MD
University of Minnesota



PHARMALOGIC

Gary Novak, PhD
UC Davis



Cleveland Clinic
Cole Eye Institute

Peter Kaiser, MD
Harvard Medical School



Duke Eye Center

Michael Allingham, MD, PhD
University of North Carolina



Retina-Vitreous Associates Medical Group

David Boyer, MD
Chicago Medical School



OPHTHALMIC CONSULTANTS OF BOSTON
EXCELLENCE IN EYE CARE

Jeffrey Heier, MD
Boston University

Ocuphire PHARMA

47

 Ocuphire Board of Directors   Seasoned Directors with Decades of Drug Development, M&A/Financings, and Ophthalmology          Sean Ainsworth, MBALead Independent Director, Board Director   James Manuso, PhD/MBABoard Director  Jay Pepose, MD, PhDBoard Director    Richard Rodgers, MBABoard Director     Susan Benton, MBABoard Director    Cam Gallagher, MBAChair, Board Director    Mina Sooch, MBAVice-Chair, Board Director President & CEO

2021 to 2022 Ocuphire Cadence of Milestones

Multiple Data Catalysts On Path To NDA(s)

2020	1H 2021	2H 2021	2022*	2023*
✓ Completion of APX3330 License ✓ ARVO 2020 Presentation for MIRA-1 & ORION-1 ✓ FDA EOP2 Meeting May 2020 ✓ Completion of Transaction (Nasdaq: OCUP) and concurrent $20M financing ✓ Initiate Phase 3 RM Trial ✓ Initiate Phase 3 NVD Trial ✓ Complete Nyxol Market Research ✓ Journal Publications	✓ Enrollment of Phase 3 RM Trial ✓ Initiate Phase 2 Presbyopia Trial ✓ **Report Positive Phase 3 Data for RM** ✓ Initiate Phase 2 DR/DME Trial ✓ Enrollment of Phase 2 Presbyopia Trial ✓ New Patent Claims ✓ Closed $15M registered direct offering ✓ **Report Positive Phase 2 Data for Presbyopia**	❑ ASCRS 2021 Presentation for MIRA-2 & VEGA-1 ❑ **Initiate 2nd P3 RM and Pediatric RM trial for NDA** ❑ Enrollment of Phase 3 NVD Trial ❑ Enrollment of Phase 2 DR/DME Trial ❑ Industry Conferences & Publications ❑ Manufacture 3xRegistration Batches for Nyxol Blow-Fill-Seal (BFS) Eye Drops ❑ Complete 6-month Rabbit Tox Study	❑ **Report Phase 3 Data for NVD** ❑ **Report 2nd Ph3 RM Trial** ❑ **Report Pediatric RM trial** ❑ Initiate 2 Phase 3 Presbyopia Trials ❑ **Report Phase 2 Data for DR/DME** ❑ Initiate Chronic Ph3 Safety Trial (Nyxol /LDP) ❑ Complete 1 year CMC stability on 3xreg batches ❑ **Submit Nyxol NDA filing for RM in late 2022** ❑ Manufacture Commercial Batches of Nyxol Eye Drop	❑ Report Phase 3 Data for Presbyopia Trials ❑ Potential NDA for Nyxol in RM ❑ Potential Commercial Launch of Nyxol in US ❑ **Submit NDA filing for Nyxol for Presbyopia in 2023**

Ongoing partnering discussions with leading ophthalmic companies (including European and Asian players)

**Additional Studies for NVD and DR based on Data Readouts*

49

Ocuphire PHARMA

 OCUP – Market Snapshot   Source: FactSet  Sufficient Cash Runway Into Late 2022 and Substantial Trading Liquidity  Ticker  OCUP    Price  $4.89  As of 8-10-21  Market Cap  $82 M  As of 8-10-21  Primary/FD Shares  16.9 M / 18.6 M  As of 6-30-21  Cash  $24.2 M  As of 6-30-21  Cash Runway  Into Late 2022  Guidance as of 6-30-21  Average Daily Volume  930,341  Month-to-date at 8-10-21  Short Interest  1.1%  As % of float; as of 7-31-21  Research Analyst Coverage on OCUP    James Molloy  Alliance Global Partners  John Newman  Canaccord Genuity  Kristen Kluska  Cantor Fitzgerald  Prakhar Agrawal  Jones Trading

 www.ocuphire.comir@ocuphire.com

 NVD Endpoint: 5% Low Contrast Visual Acuity (LCVA) Chart  Precision Vision  FDA Accepted Endpoint for Contrast Sensitivity Assessment      Before Treatment*  3 Lines Improvement Illustration   Primary Endpoint of Nyxol LYNX-1 Trial Percent of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (7 days)  * Inclusion Criteria includes subjects with baseline mesopic LCVA of 20/100 or worse

DR/DME Endpoint: Diabetic Retinopathy Severity Scale (DRSS)

FDA Accepted Endpoint for DR (EYLEA® in PANORAMA Pivotal Trial)

Primary Endpoint of APX3330 ZETA-1 Trial

Percent of patients with a ≥ 2 step improvement on the DRSS score at week 24

Patients included in the ZETA-1 Trial

DRSS Score	**1 (10)**	**2 (20)**	**3 (35)**	**4 (43)**	**5, 6 (47, 53)**	**7 – 13 (60, 61, 65, 71, 75, 85,90)**
Description	DR Absent	Micro-aneurysm only	Mild NPDR	Moderate NPDR	Moderately Severe NPDR	PDR – Mild, Moderate, and Severe
Retinal Image	 Healthy blood vessels with no bulges	 Small bulges in blood vessel walls as well as other signs in the retina	 More changes in the blood vessels in the retina and small spots of blood can become more visible	 More blood vessels in larger areas of the retina show changes	 Many of the blood vessels in the retina show visible changes	 Increased growth of new, damaged blood vessels

A 13-point Scale Outlining the Various Stages of Diabetic Retinopathy

53 EYLEA Product Pamphlet ®